                     OPPENHEIMER MULTIPLE STRATEGIES FUND
                   Supplement dated January 13, 2003 to the
                      Prospectus dated November 22, 2002

The following  replaces the paragraph  titled  "Portfolio  Management Team" on page 15 of the Prospectus:

   "Portfolio  Managers.  Effective  January 13, 2003,  the equity  portion of
   the  Fund's  portfolio  is  managed  by  Christopher   Leavy  and  Emmanuel
   Ferreira,  supported  by other  members of the  Manager's  value  portfolio team,  and the  fixed-income  portion of the portfolio is managed by Angelo
   Manioudakis,  supported  by  other  members  of  the  Manager's  high-grade fixed-income  team.  Mr.  Leavy  has been a Senior  Vice  President  of the
   Manager since September 2000.  Prior to joining the Manager,  he had been a portfolio  manager at Morgan  Stanley  Dean  Witter  Investment  Management
   (1997-2000).  Mr.  Ferreira  is a Vice  President  of the  Manager  and Mr.
   Manioudakis  is a Senior Vice  President of the  Manager.  Prior to joining the  Manager in January  2003,  Mr.  Ferreira  was a  portfolio  manager at
   Lashire  Investments  (1999-2003),  and a  senior  analyst  at  Mark  Asset
   Management  (1997-1999).  Prior to joining the Manager, Mr. Manioudakis was a portfolio  manager at Morgan Stanley  Investment  Management (from August
   1993 to April 2002)."

January 13, 2003                                            PS0240.025